# First Quarter 2017 Earnings

May 3, 2017







AEGION®

Stronger. Safer. Infrastructure.®





# Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on March 1, 2017 and in the Company's subsequently filed reports. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Fibrwrap®, Fusible PVC®, Insituform®, Tyfo®, Tite Liner® and the associated logos are the registered trademarks of Aegion Corporation and its affiliates.

AEGION®

# Aegion expects strong adjusted EPS growth in 2017

## Expect higher revenue and operating income in all three platforms

## 2017 Factors for Success

1. **Favorable end markets for growth**
   - Strong increase in new orders during Q1'17 and a solid backlog position entering the primary season for project activity

2. **Large project activity**
   - Expect to substantially complete the remaining portion of the $130 million deepwater pipe coating and insulation project

Aegion is investing in 2017 to advance its strategic plan for sustainable organic growth and achieve the three-year financial targets

# Infrastructure Solutions poised for continued growth in 2017

### Infrastructure Solutions Contract Backlog


$328
$317
-3%
$ million USD
March 31, 2016
March 31, 2017

Modest decline in backlog due to strong execution in the North American CIPP market

## Infrastructure Solutions 2017 Full-Year Outlook

*Expect revenues to grow faster than the low to mid-single digit three-year target with operating margins modestly below full year 2016 results*

North America

- Favorable market conditions for wastewater and pressure pipe rehabilitation
  - Wastewater CIPP: Double digit sequential increase in reported backlog from Q4'16 to $235 million because of approximately $120 million in new orders, a 17 percent increase from Q1'16
  - Pressure Pipe: Secured $15 million in new orders during Q1'17, which supports expected revenues of $80 to $90 million in 2017
- Investing to expand Insituform® CIPP contract installation activity in North America and Europe
- Continuous improvement efforts in manufacturing and operations are expected to partially offset cost pressures from oil-based raw materials and crew wages

International

- Expect improved performance in Europe because of a modest increase in municipal spend and recent acquisitions to expand contract installation activity
- Addressing issues in Australia related to labor shortages and resulting inconsistent execution of Insituform® CIPP contract installations




Insituform® CIPP




Tyfo®/Fibrwrap®




Fusible PVC®

AEGION®

# Strong growth expected from Corrosion Protection in 2017

## Corrosion Protection Contract Backlog



Large Deepwater Project
Remaining Backlog
$134
$52
-62%
$125
$137
+9.4%
March 31, 2016
March 31, 2017
March 31, 2016
March 31, 2017
$ million USD

- Backlog increased nearly 10 percent excluding the large deepwater project
- Backlog for cathodic protection services activity increased 8.5 percent to over $80 million primarily in the North American midstream pipeline market

## Corrosion Protection 2017 Full-Year Outlook

*The planned contribution from the deepwater project and anticipated modest recovery in the energy markets support Corrosion Protection's expectation for mid-teens revenue growth and mid-single digit operating margins*

- The majority of the remaining activity for the deepwater pipe coating and insulation project is expected to be completed during Q2'17
- An improving U.S. midstream pipeline market supports expectations for revenue and profit growth from cathodic protection services, which accounts for approximately half of annual platform revenues



Cathodic Protection Services | Pipe Coating & Insulation | Tite Liner® | Robotic Interior Weld Coating

AEGION®

# Energy Services expects improved performance in 2017

## Energy Services Contract Backlog


$206
$169
$ million USD
+22%
March 31, 2016
March 31, 2017

Energy Services' backlog represents estimated unrecognized revenues to be realized under long-term master service agreements and other signed contracts over the next 12 months. Contracts up for renewal within the next 12 months are not included in backlog past the renewal date

## Energy Services 2017 Full-Year Outlook

*Revenues expected to grow mid-single digits, in line with the three-year growth target, with operating margins above the levels achieved in Q4'16*

- Long-term contracts provide a strong base for day-to-day refinery maintenance services on the U.S. West Coast; recently awarded a sizeable extension for an existing maintenance contract, which compliments other key awards
- Strong execution of current turnaround activities have met expectations; additional turnaround events are planned throughout the remainder of 2017
- Improved operating efficiencies in 2016 using Aegion's continuous improvement methods with more progress expected in 2017 to realize additional efficiency gains that can expand margins











Mechanical maintenance services, primarily piping, electrical & instrumentation maintenance, engineering, small capital construction and turnaround support services

AEGION®

# Q1’17 financial results largely met expectations

## Earnings per diluted Share
(Aegion Consolidated)



Q1'16
Q1'17
$0.17
$(0.11)
$0.12
$0.18
GAAP EPS
Adjusted EPS

## P&L Highlights
(Aegion Consolidated)

| | Q1’17 | Variance from Q1’16 |
|---|---|---|
| Revenues | $ 325.2M ↑ | +10.6% |
| Adjusted Gross Profit | $ 67.6M ↑ | +21.4% |
| Adjusted Operating Income | $ 14.6M ↑ | +90.3% |
| Adjusted Operating Margin | 4.5% ↑ | +190 bps |

Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

# Strong execution in the North American market for Insituform® CIPP

## Infrastructure Solutions

### Revenues
In USD millions



$125.8
$128.9
+2.5%
Q1'16
Q1'17

- Low single digit revenue growth for Insituform® CIPP activity in North America, which accounted for more than 70% of platform revenues
- A weak order pattern for Fusible PVC® and Tyfo® Fibrwrap® in North America during Q4'16 limited revenue contribution in Q1'17
- Revenues increased in Europe, in part because of acquired businesses, and in Asia for Tyfo® Fibrwrap® structural and pipeline strengthening

### Adjusted Gross Margins[1]



24.6%
24.4%
-20 bps
Q1'16
Q1'17

### Adjusted Operating Margins[1]



8.0%
4.7%
-330 bps
Q1'16
Q1'17

- Gross margins were negatively impacted by limited backlog for pressure pipe rehabilitation in North America as well as labor shortages and resulting inconsistent execution for Insituform® CIPP activity in Australia
- The operating margin decline was primarily the result of investments for future growth
- Nearly offsetting the gross margin decline was an increase in margins due to strong execution from Insituform® CIPP activity in North America

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

AEGION

# Large project execution drove Corrosion Protection's results

## Corrosion Protection

### Revenues
In USD millions


$92.4
$123.4
+33.5%
Q1'16
Q1'17

- Production activity to insulate pipe for the deepwater project generated revenues of approximately $45 million
- Revenues for cathodic protection services grew mid-single digits because of activity in the U.S.
- Project delays and the absence of a large project in South America negatively impacted revenue contribution from Tite Liner® pipe protection lining activities

### Adjusted Gross Margins[1]


18.6%
22.7%
+410 bps
Q1'16
Q1'17

### Adjusted Operating Margins[1]


5.8%
+900 bps
-3.2%
Q1'16
Q1'17

- Strong margin performance from the deepwater pipe coating and insulation project accounted for the improved platform results
- Gross and operating margins in Q1'17 also benefited from the absence of additional costs for two international projects substantially completed in 2016
- Gross margins were negatively impacted by the timing of higher margin projects, lower labor utilization and continued price pressures in Canada for cathodic protection services

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

AEGION

# Energy Services delivered strong results from improved execution

## Energy Services

### Revenues

In USD millions


$75.7
$72.9
-3.7%
Q1'16
Q1'17

### Adjusted Gross Margins


9.9%
11.2%
+130bps
Q1'16
Q1'17

### Adjusted Operating Margins


0.8%
1.8%
+100 bps
Q1'16
Q1'17

- The revenue decline was due to several upstream projects completed during 1H'16 in conjunction with the downsizing of Energy Services' operations in Central California
- Revenues from day-to-day refinery maintenance activities were in line with expectations
- A more active quarter for turnaround support services led to an increase in revenue contribution

- Improved execution for maintenance, turnaround and construction services
- Absence of higher costs associated with the upstream downsizing
- Savings from improved efficiencies associated with key business processes

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

AEGION

# Timing of cash collections for large project activity impacted cash

## Aegion Sources/Uses of Cash


Spent $8.4 million under the current authorization to spend up to $40 million for open market share repurchases in 2017
Timing of cash collections for the deepwater pipe coating and insulation project and several turnaround projects
Acquisitions to expand Insituform® CIPP activities in Northwest Europe
$130
$3.9
$4.4
$10.0
$10.5
$9.0
$2.3
$26.3
$88
December 31, 2016
CAPEX
Term Debt
Line of Credit
Share Buybacks
Acquisitions
Other
Operating Cash Flow
March 31, 2017

AEGION®

# 2017 outlook for several financial items

## Operating Expense

*Expect 2017 OPEX as a percent of consolidated revenues to be near 2016 levels because of internal investments to advance Aegion's strategic initiatives, annualized impact of recent acquisitions and inflationary increases*

## Interest Expense

*2017 interest expense is expected to be in line with 2016, despite rising interest rates, as a result of the extension of Aegion's bank credit facility in 2015 and interest rate swap to lock in 75% of the term note*

## Effective Tax Rate

*2017 full-year effective tax rate is expected to be approximately 30% because of a larger portion of pre-tax income in higher tax jurisdictions*

## Non-Controlling Interest

*A portion of the 2017 profits from the large deepwater pipe coating and insulation project will be shared with a joint venture partner resulting in NCI in the range of $3 to $4 million*

AEGION®

# Appendix

# Aegion first quarter financial results

Selected financial results for the quarters and full-year periods ended March 31, 2017 and 2016 – Adjusted[1] (non-GAAP)

| (in USD thousands, except margins and per share information) | 1Q 2017 | 1Q 2016 | Change |
|---|---|---|---|
| Revenues | $ 325,175 | $ 293,908 | 10.6 % |
| Adjusted Gross Profit | 67,580 | 55,658 | 21.4 % |
| *Adjusted Gross Margin* | *20.8 %* | *18.9 %* | *190 bp* |
| Adjusted Operating Income | 14,583 | 7,663 | $ 6,920 |
| *Adjusted Operating Margin* | *4.5 %* | *2.6 %* | *190 bp* |
| Segment Adjusted Operating Income (loss) | | | |
| Infrastructure Solutions | $ 6,060 | $ 10,021 | $ (3,961) |
| Corrosion Protection | 7,212 | (2,933) | 10,145 |
| Energy Services | 1,311 | 575 | 736 |
| Adjusted Net Income (Attributable to Aegion Corporation) | $ 6,066 | $ 4,317 | 40.5 % |
| Adjusted Diluted Earnings per Share (Attributable to Aegion Corporation) | $ 0.18 | $ 0.12 | 44.5 % |
| Reported Consolidated Backlog | $ 712.3 | $ 756.7 | (5.9)% |

[1] *Adjusted financial results are defined as GAAP results excluding certain isolated items (non-GAAP). See reconciliation to GAAP in the following pages.*

AEGION®

# 2017 first quarter non-GAAP reconciliation

| (in USD thousands, except per share information) | As Reported (GAAP) | Restructuring Charges | Acquisition-Related Expenses | As Adjusted (Non-GAAP) |
|---|---|---|---|---|
| Cost of Revenues | $ 257,763 | $ (168) | $ - | $ 257,595 |
| Gross Profit | 67,412 | 168 | - | 67,580 |
| Operating Expenses | 52,746 | 251 | - | 52,997 |
| Acquisition-Related Expenses | 533 | - | (533) | - |
| Operating Income | 14,133 | (83) | 533 | 14,583 |
| Income before Taxes | 9,748 | (83) | 533 | 10,198 |
| Taxes on Income | 1,995 | 147 | 108 | 2,250 |
| Income (attributable to Aegion Corporation) | $ 5,871 | $ (230) | $ 425 | $ 6,066 |
| **Diluted Earnings per Share** | **$ 0.17** | **$ -** | **$ 0.01** | **$ 0.18** |

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $168 related to the write-off of certain other assets; and (ii) pre-tax restructuring charges for operating expenses of $(251) primarily related to the reversal of reserves for potentially uncollectible receivables, net of wind-down and other restructuring-related charges. All restructuring charges relate to the 2014 Restructuring.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and other potential acquisition activity pursued by the Company during the quarter.

Net income includes non-controlling interests.

AEGION®

# 2016 first quarter non-GAAP reconciliation

| (in USD thousands, except per share information) | As Reported (GAAP) | Restructuring Charges | Acquisition-Related Expenses | As Adjusted (Non-GAAP) |
|---|---|---|---|---|
| Cost of Revenues | $ 239,494 | $ (35) | $ (1,209) | $ 238,250 |
| Gross Profit | 54,414 | 35 | 1,209 | 55,658 |
| Operating Expenses | 50,725 | (2,730) | - | 47,995 |
| Acquisition-Related Expenses | 1,031 | - | (1,031) | - |
| Restructuring Charges | 6,797 | (6,797) | - | - |
| Operating Income | (4,139) | 9,562 | 2,240 | 7,663 |
| Income (loss) before Taxes | (8,695) | 9,562 | 2,240 | 3,107 |
| Taxes on Income | (4,746) | 3,084 | 609 | (1,053) |
| Net Income (attributable to Aegion Corporation) | $ (3,792) | $ 6,478 | $ 1,631 | $ 4,317 |
| **Diluted Earnings (loss) per Share** | **$ (0.11)** | **$ 0.18** | **$ 0.05** | **$ 0.12** |

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $35 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $2,730 related to wind-down and other restructuring-related charges; and (iii) pre-tax restructuring charges of $6,797 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $1,209 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $1,031 incurred in connection with the Company's acquisition of Underground Solutions and other potential acquisition activity pursued by the Company during the quarter.

Net income includes non-controlling interests.

AEGION®

# Infrastructure Solutions first quarter non-GAAP reconciliation

| *(in USD thousands)* | Quarter Ended March 31, 2017 | | | Quarter Ended March 31, 2016 | | |
|---|---|---|---|---|---|---|
| | As-Reported (GAAP) | Adjustments [1] | As Adjusted (Non-GAAP) | As-Reported (GAAP) | Adjustments [2] | As Adjusted (Non-GAAP) |
| **Infrastructure Solutions** | | | | | | |
| Revenues | $ 128,868 | $ - | $ 128,868 | $ 125,762 | $ - | $ 125,762 |
| Cost of Revenues | 97,617 | (168) | 97,449 | 96,018 | (1,244) | 94,774 |
| Gross Profit | 31,251 | 168 | 31,419 | 29,744 | 1,244 | 30,988 |
| Operating Expenses | 25,108 | 251 | 25,359 | 20,926 | 41 | 20,967 |
| Acquisition-Related Expenses | 533 | (533) | - | 1,031 | (1,031) | - |
| Restructuring Charges | - | - | - | 1,979 | (1,979) | - |
| Operating Income | $ 5,610 | $ 450 | $ 6,060 | $ 5,808 | $ 4,213 | $ 10,021 |

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reversal of reserves for potentially uncollectible receivables, wind down and other restructuring charges; and (ii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques and other potential acquisition activity pursued by the Company during the quarter.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions.

AEGION®

# Corrosion Protection first quarter non-GAAP reconciliation

| *(in USD thousands)* | Quarter Ended March 31, 2017 | | | Quarter Ended March 31, 2016 | | |
|---|---|---|---|---|---|---|
| | As-Reported (GAAP) | Adjustments | As Adjusted (Non-GAAP) | As-Reported (GAAP) | Adjustments [1] | As Adjusted (Non-GAAP) |
| **Corrosion Protection** | | | | | | |
| Revenues | $ 123,390 | $ - | $ 123,390 | $ 92,446 | $ - | $ 92,446 |
| Cost of Revenues | 95,427 | - | 95,427 | 75,247 | - | 75,247 |
| Gross Profit | 27,963 | - | 27,963 | 17,199 | - | 17,199 |
| Operating Expenses | 20,751 | - | 20,751 | 20,449 | (317) | 20,132 |
| Restructuring Charges | - | - | - | 2,420 | (2,420) | - |
| Operating Income (Loss) | $ 7,212 | $ - | $ 7,212 | $ (5,670) | $ 2,737 | $ (2,933) |

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

AEGION®

# Energy Services first quarter non-GAAP reconciliation

| *(in USD thousands)* | Quarter Ended March 31, 2017 | | | Quarter Ended March 31, 2016 | | |
|---|---|---|---|---|---|---|
| | As-Reported (GAAP) | Adjustments | As Adjusted (Non-GAAP) | As-Reported (GAAP) | Adjustments [1] | As Adjusted (Non-GAAP) |
| **Energy Services** | | | | | | |
| Revenues | $ 72,917 | $ - | $ 72,917 | $ 75,700 | $ - | $ 75,700 |
| Cost of Revenues | 64,719 | - | 64,719 | 68,229 | - | 68,229 |
| Gross Profit | 8,198 | - | 8,198 | 7,471 | - | 7,471 |
| Operating Expenses | 6,887 | - | 6,887 | 9,350 | (2,454) | 6,896 |
| Restructuring Charges | - | - | - | 2,398 | (2,398) | - |
| Operating Income (Loss) | $ 1,311 | $ - | $ 1,311 | $ (4,277) | $ 4,852 | $ 575 |

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges.

AEGION